UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22958

Duff & Phelps Select MLP and Midstream Energy Fund Inc.

(Exact name of registrant as specified in charter)

One Financial Plaza

Hartford, CT 06103

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

Virtus Investment Partners, Inc.

One Financial Plaza

Hartford, CT 06103

(Name and address of agent for service)

Registrant’s telephone number, including area code: 866-270-7788

Date of fiscal year end: November 30

Date of reporting period: November 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive all future shareholder reports in paper free of charge. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-866-270-7788 or, with respect to requesting electronic delivery, by visiting www.virtus.com. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured No Bank Guarantee May Lose Value	November 30, 2018

MESSAGE TO SHAREHOLDERS

Dear Duff & Phelps Select MLP and Midstream Energy Fund Inc. Shareholder:

I am pleased to share with you the annual report for the Duff & Phelps Select MLP and Midstream Energy Fund Inc. (DSE), which until November 20, 2018, was known as the Duff & Phelps Select Energy MLP Fund Inc. This report includes commentary from the portfolio management team at Duff & Phelps Investment Management concerning the U.S. energy market and the fund’s performance for the 12 months ended November 30, 2018.

For the 12-month period, the fund’s net asset value (NAV) increased 5.51%, including $0.67 in reinvested distributions, and its market price increased 2.36%. For the same period, the Alerian MLP Index increased

1.21% and the average NAV of the constituents of the Lipper Closed-End Energy MLP Funds category returned 0.88%[1], including reinvested dividends.

On behalf of the Duff & Phelps investment team, I thank our shareholders for entrusting your assets to us and welcome new investors to the fund. If you have any questions, our customer service team is available to assist you at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President, Chief Executive Officer, and Director

Duff & Phelps Select MLP and Midstream Energy Fund Inc.

January 2019

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

Any market index referenced herein is unmanaged; its returns do not reflect any fees, expenses, or sales charges; and is not available for direct investment.

[1]	Average NAV performance as calculated for the Lipper Energy MLP Closed-End Fund Peer Group may differ from any constituent fund’s stated performance.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

NOVEMBER 30, 2018

About the Fund:

The Duff & Phelps Select MLP and Midstream Energy Fund Inc. (formerly known as, Duff & Phelps Select Energy MLP Fund Inc.) (NYSE: DSE) (the “Fund” or “DSE”) invests at least 80% of its Managed Assets in energy master limited partnerships (“MLPs”) and midstream energy companies that are not organized as MLPs. The Fund’s “Managed Assets” are equal to its net assets plus any outstanding preferred stock and/or borrowings made for the purpose of leverage. The Fund may invest up to 20% of its Managed Assets in securities of issuers either: (i) in the energy sector and that are not midstream energy companies or (ii) that produce products that are primarily for the use of companies in the energy sector (such as sand miners, certain chemical companies, and coking coal processors). The Fund’s investment objective is to seek a high level of total return resulting from a combination of current tax-deferred distributions and capital appreciation. There is no guarantee that the Fund will achieve its investment objective.

As of November 30, 2018, the Fund’s leverage consisted of $35 million in outstanding Fixed Rate Mandatory Redeemable Preferred Shares (“MRP Shares”) and $50 million of borrowings made pursuant to a line of credit which combined represented approximately 38% of the Fund’s total assets.

Name Change and Amended Investment Policy

Effective November 20, 2018, the Fund’s name changed from “Duff & Phelps Select Energy MLP Fund Inc.” to “Duff & Phelps Select MLP and Midstream Energy Fund Inc.”. The Fund’s 80% investment policy was also revised from being “Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in energy MLPs” to the current “Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in energy MLPs and midstream energy companies that are not organized as MLPs.” Management of the Fund proposed these changes because as more midstream energy companies reorganize into other corporate structures, particularly C Corporations, management felt it was important to adjust the Fund’s investment policy to give us the latitude to continue to invest in midstream companies without the constraint of investing 80% in MLPs. The Fund intends to invest a majority of its managed assets in midstream energy companies that are organized as MLPs for the foreseeable future.

Portfolio Review – Duff & Phelps Investment Management Co. (“DPIM”)

The Duff & Phelps Select MLP and Midstream Energy Fund Inc. is subadvised by Duff & Phelps Investment Management Co., and managed by a team of two dedicated MLP investment professionals with average industry experience of more than 19 years: David D. Grumhaus, Jr., Senior Portfolio Manager, and Charles Georgas, CFA, Portfolio Manager. The following commentary is provided by the portfolio management team at DPIM, and covers the period from December 1, 2017 through November 30, 2018.

How did the equity markets and MLPs and midstream energy companies perform during the Fund’s fiscal year ended November 30, 2018?

It seemed like it would be difficult to duplicate the volatility the midstream energy and MLP sector experienced in the first half of fiscal 2018, but the sector became even more turbulent in the second half. After rising 13.6% (as measured by the Alerian MLP Index) in April and May to

For information regarding the indexes and certain investment terms, see Key Investment Terms on page 6.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

NOVEMBER 30, 2018

finish the first half up 5.71%, the sector jumped another 6.59% in the third quarter before declining 10.19% in the fiscal fourth quarter. For the fiscal year, the sector finished up 1.21%, trailing the broader market (as measured by the S&P 500® Index), which was up 6.25% during the same time period.

It was another frustrating year for midstream energy investors. Despite strengthening fundamentals and significantly improved earnings and balance sheets, the sector failed to rally as it was overwhelmed by plunging oil prices in the fourth quarter, idiosyncratic news, and a lack of new money coming into the space. The oil move was especially disappointing. Oil traded quite strongly for most of the year, rising 16.8% in the first half of the fiscal year and hitting a high of $76.41 on October 3, over $19 higher than where it started the year. However, oil lost one third of its value over the next eight weeks to close the fiscal year at just $50.93. The pullback was driven by President Trump’s decision to grant waivers on the Iran sanctions, as well as fears about weakening global growth. While volumes matter much more than price to midstream, the magnitude of the plunge took the energy sector down, and the midstream sector went with it.

MLP stocks were also hurt during the fiscal year on concerns around two events, neither of which fully came to fruition. An unexpected ruling in mid-March by the Federal Energy Regulatory Commission (FERC) regarding tax disallowances on natural gas pipelines sent the sector into a downward spiral. While the ruling only materially impacted a handful of MLPs, investors took a shoot-first, ask-questions-later attitude. Ultimately, the FERC significantly softened the order in mid-July, an action that helped drive the summer rally. Then, in August, Colorado announced a ballot referendum that would increase setbacks to 2,500 feet for the drilling of new oil and gas wells. While the proposal sounded harmless, it was estimated that passage of the setback would eliminate over 85% of the drilling on non-federal land area in the state. As a result, MLPs and midstream companies with significant business in Colorado saw their stock prices fall 15% to 25% from August to early November, until the ballot initiative was defeated by a vote of 55% to 45% on Election Day.

Ultimately, the combined effect of the FERC announcements and Colorado referendum was to distract investors from rapidly improving fundamentals. Both oil and natural gas production and exports surged in 2018. Midstream assets were near capacity, and there remained significant demand for new projects. The overall strong fundamentals translated into robust earnings for MLPs and midstream companies, with the big integrated MLPs, such as Enterprise Products, Energy Transfer, and Plains All American, putting up especially good second and third quarter earnings.

The sector also made real progress around restructuring, with many of the restructurings involving simplifications, which are essentially mergers between general partners and their MLPs. We have seen midstream companies de-lever, move to a self-funding model for growth capital expenditures, improve corporate governance, and rid themselves of incentive distribution rights (IDRs). In August, Energy Transfer became the last of the big MLPs to announce a simplification. Five more simplifications were announced in October and November. At the end of the fiscal year, the sector was much stronger and cheaper than it was 12 to 24 months prior, yet stock prices seemed stuck, with no driver of better sector performance on the horizon.

What factors affected the Fund’s performance during the fiscal year?

The Fund outperformed the Alerian MLP Index and its Lipper peer group on both a net asset value (NAV) and market basis for the fiscal year ended November 30, 2018. In terms of NAV, the Fund was up 5.51% for the year, compared to a 1.21% gain for the Alerian Index and a

For information regarding the indexes and certain investment terms, see Key Investment Terms on page 6.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

NOVEMBER 30, 2018

0.88% gain for the Lipper peer group. On a market basis, the Fund was up 2.36% as its discount to NAV widened during the year. Like the sector, the Fund garnered all of its gains in the first half of the year, as additional gains in the third quarter were erased by the difficult fourth quarter, in which both the Fund and index were down double digits.

For the fiscal year, the top contributing names were Energy Transfer Partners LP and William Partners LP. While both were helped by strong industry fundamentals, both also benefitted from take-out premiums paid by their parent general partners in simplification transactions. Both mergers closed before the big sector sell-down in October and November. The Fund’s third-best performing position was Cheniere Energy Partners, which benefitted from additional expansion of Cheniere’s Sabine Pass liquefaction facility and overall bullish liquefied natural gas (LNG) fundamentals.

Ironically, the Fund’s two worst performing names were Energy Transfer LP and Williams Cos. Both of these positions came from the mergers with the MLPs, and both stocks traded poorly in the sector pullback. Williams fell 19.3% through fiscal year end after its merger closed on August 10, and Energy Transfer fell 11.6% through fiscal year end after its merger closed on October 18. The Fund’s third-worst performing name was TC Pipelines, which was one of the companies most impacted by the FERC’s original March 15 order.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

There can be no assurance that the Fund will achieve its investment objectives.

The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investments. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

MLPs: Investments in Master Limited Partnerships may be adversely impacted by tax law changes, regulation, or factors affecting underlying assets. The Fund has elected to be treated as a “C” corporation, for United States federal and state income tax purposes. Accordingly, the Fund may pay federal and applicable state corporate taxes.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Midstream Energy Sector Concentration: The Fund’s investments are concentrated in the midstream energy sector and may present more risks than if the Fund were broadly diversified over numerous sectors of the economy.

Market Price/NAV: Shares of closed-end funds often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Fundamental Risk of Investing: There can be no assurance that the Fund will achieve its investment objectives. An investment in the shares of the Fund is subject to loss of principal; shares may decrease in value.

For information regarding the indexes and certain investment terms, see Key Investment Terms on page 6.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)

NOVEMBER 30, 2018

The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments as of November 30, 2018.

Country Weightings

United States	94%
Marshall Islands	6

Total	100%

Sector Weightings

Traditional Midstream	84%
Downstream/Other	10
Marine/Shipping	6

Total	100%

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

KEY INVESTMENT TERMS (Unaudited)

NOVEMBER 30, 2018

Alerian MLP Index

The Alerian MLP Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, which includes 50 prominent companies and captures approximately 75% of available market capitalization, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis. The index is unmanaged, its returns do not reflect any fees, tax assets or liabilities, expenses, or sales charges, and it is not available for direct investment.

Lipper Energy MLP Closed-End Fund Average

The Lipper Energy MLP Closed-End Fund Average is the average net asset value (NAV) performance of all funds within the Lipper fund classification of Energy MLP closed-end funds, which invest primarily in Master Limited Partnerships (MLPs) engaged in the transportation, storage, and processing of minerals and natural resources. Returns include the reinvestment of all distributions, including returns of capital, if any, calculated among the funds.

Federal Energy Regulatory Commission (“FERC”)

The Federal Energy Regulatory Commission (FERC) is the United States federal agency that regulates the transmission and wholesale sale of electricity and natural gas in interstate commerce and regulates the transportation of oil by pipeline in interstate commerce.

Incentive Distribution Rights (IDRs)

An incentive plan designed to give general partners in a limited partnership increasing shares of the distributable cashflow generated by the partnership, as the per-unit distribution increases to the limited partners. Used in master limited partnerships) (MLPs), IDRs outline the per-unit distribution increases to the limited partners.

London Interbank Offered Rate (“LIBOR”)

A benchmark rate that some of the world’s leading banks charge each other for short term loans and that serves as the first step to calculating interest rates on various loans throughout the world.

Master Limited Partnerships (MLPs)

Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The securities issued by many MLPs are listed and traded on a securities exchange. An MLP typically issues general partner and limited partner interests, or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in the Internal Revenue Code in order to be treated as partnerships for United States federal income tax purposes.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2018

($ reported in thousands)

	SHARES/ UNITS	VALUE
COMMON STOCKS—23.2%
Diversified—2.8%
ONEOK, Inc.	62,201	$3,821

Gathering/Processing—10.2%
Targa Resources Corp.	311,375	13,897

Natural Gas Pipelines—10.2%
Williams Cos., Inc. (The)	550,617	13,942
TOTAL COMMON STOCKS (Identified Cost $28,039)		31,660
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES—138.8%
Diversified—41.8%
Energy Transfer LP	1,633,092	23,794
Enterprise Products Partners LP	488,000	12,810
MPLX LP	498,499	16,516
NGL Energy Partners LP	415,000	3,851

		56,971

Downstream/Other—15.9%
Cheniere Energy Partners LP	270,000	10,174
Sunoco LP	298,000	8,332
USA Compression Partners LP	220,000	3,181

		21,687

Gathering/Processing—38.1%
Antero Midstream LP	150,000	2,221
CNX Midstream Partners LP	245,000	4,435
Crestwood Equity Partners LP	156,783	4,657
DCP Midstream LP	241,000	8,213
Enable Midstream Partners LP	545,000	7,270
EnLink Midstream Partners LP	661,399	8,750
EQT Midstream Partners LP	79,706	3,799
Hess Midstream Partners LP	216,361	4,167

	SHARES/ UNITS	VALUE
Gathering/Processing (continued)
Western Gas Partners LP	189,000	$8,399

		51,911

Marine/Shipping—10.1%
GasLog Partners LP	321,830	7,405
Golar LNG Partners LP	170,000	2,066
KNOT Offshore Partners LP	211,000	4,228

		13,699

Natural Gas Pipelines—6.7%
Tallgrass Energy LP	430,000	9,185

Petroleum Transportation & Storage—26.2%
Andeavor Logistics LP	140,922	5,259
BP Midstream Partners LP	130,000	2,193
Enbridge Energy Partners LP	420,000	4,565
Genesis Energy LP	285,000	6,284
Magellan Midstream Partners LP	72,000	4,355
NuStar Energy LP	210,000	5,076
Plains All American Pipeline LP	345,000	7,945

		35,677
TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES
(Identified Cost $225,864)		189,130
TOTAL LONG-TERM INVESTMENTS—162.0%
(Identified Cost $253,903)		220,790
TOTAL INVESTMENTS—162.0%
(Identified Cost $253,903)		220,790	(1)
Other assets and liabilities, net—(62.0)%		(84,464)

NET ASSETS—100.0%		$136,326

Footnote Legend:

(1)	All or a portion of the portfolio is segregated as collateral for borrowings.

See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of November 30, 2018 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at November 30, 2018	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$31,660	$31,660
Master Limited Partnerships and Related Companies	189,130	189,130

Total Investments	$220,790	$220,790

There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at November 30, 2018.

There were no transfers into or out of Level 3 related to securities held at November 30, 2018.

See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2018

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified cost $253,903)	$220,790
Cash	1,349
Receivables
Investment securities sold	634
Deferred tax asset, net (Note 5)	25
Dividends	—	(1)
Prepaid Directors’ retainer	14
Prepaid expenses	9

Total assets	222,821

Liabilities
Borrowings (Note 9)	50,000
Fixed rate mandatory redeemable preferred shares (liquidation preference $35,000, net of deferred offering costs of $438) (Note 8)	34,562
Payables
Investment securities purchased	1,248
Investment advisory fees	187
Administration and accounting fees	35
Interest expense on fixed rate mandatory redeemable preferred shares (Note 8)	259
Professional fees	132
Interest expense on borrowings (Note 9)	4
Transfer agent fees and expenses	2
Other accrued expenses	66

Total liabilities	86,495

Net Assets	$136,326

Net Assets Consist of:
Common stock ($0.001 par value 100,000,000 shares authorized)	$26
Capital paid in on shares of beneficial interest, net of taxes	383,585
Total distributable earnings (loss)	(247,285)

Net Assets	$136,326

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding 26,208,607	$5.20

(1) Amount is less than $500.

See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 2018

($ reported in thousands)

Investment Income
Dividends and distributions	$19,896
Less return of capital distributions (Note 2C)	(19,304)

Total investment income	592

Expenses
Investment advisory fees	2,401
Administration and accounting fees	311
Professional fees	217
Directors’ fees and expenses	191
Printing fees and expenses	75
Amortization of offering costs on mandatory redeemable preferred shares (Note 8)	73
Transfer agent fees and expenses	13
Custodian fees	4
Miscellaneous expenses	79

Total expenses before interest expense	3,364
Interest expense on mandatory redeemable preferred shares (Note 8)	1,565
Interest expense on borrowings (Note 9)	1,383

Total expenses after interest expense	6,312

Net investment income (loss) before income taxes	(5,720)
Net tax benefit (expense)	—

Net investment income (loss)	(5,720)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments before income taxes	(13,069)
Net tax benefit (expense)	—

Net realized gain (loss) on investments	(13,069)

Net change in unrealized appreciation (depreciation) on investments before income taxes	27,351
Net tax benefit (expense)	—

Net change in unrealized appreciation (depreciation) on investments	27,351

Net realized and unrealized gain (loss) on investments after income taxes	14,282

Net increase (decrease) in net assets resulting from operations	$8,562

See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Year Ended November 30, 2018	Year Ended November 30, 2017
INCREASE (DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$(5,720)	$(5,215)
Net realized gain (loss)	(13,069)	(16,360)
Net change in unrealized appreciation (depreciation)	27,351	(3,828)

Increase (decrease) in net assets resulting from operations	8,562	(25,403)

From Distributions to Shareholders
Return of capital	(17,543)	(22,970)

Decrease in net assets from distributions to shareholders	(17,543)	(22,970)

From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (60,763 and 71,683 shares, respectively)	352	468

Increase (decrease) in net assets from capital share transactions	352	468

Net increase (decrease) in net assets	(8,629)	(47,905)

Net Assets
Beginning of period	144,955	192,860

End of period	$136,326	$144,955

Accumulated undistributed net investment income (loss) net of taxes at end of period	N\A	(14,193)

See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED NOVEMBER 30, 2018

($ reported in thousands)

Increase (Decrease) in cash
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$8,562

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	77,148
(Increase) Decrease in investment securities sold receivable	(634)
Purchases of long-term investments	(78,095)
Increase (Decrease) in investment securities purchased payable	1,248
Net (purchases) or sales of money market mutual funds	5,306
Net change in unrealized (appreciation)/depreciation on investments	(27,351)
Net realized (gains)/loss on investments	13,069
Return of capital distributions on investments	19,304
Amortization of deferred offering costs	73
(Increase) Decrease in dividends receivable	5
(Increase) Decrease in prepaid Directors’ retainer	1
Increase (Decrease) in interest expense payable on borrowings	1
Increase (Decrease) in affiliated expenses payable	(3)
Increase (Decrease) in non-affiliated expenses payable	(8)

Cash provided by (used for) operating activities	18,626

Cash provided by (used for) financing activities:
Cash distribution paid to shareholders	(17,191)
Increase (Decrease) in bank overdraft	(86)

Cash provided by (used for) financing activities:	(17,277)

Net increase (decrease) in cash	1,349

Cash:
Cash at beginning of period	—

Cash at end of period	$1,349

Supplemental cash flow information:
Reinvestment of dividends and distributions	$352
Cash paid during the period for interest expense on borrowings	1,382
Cash paid during the period for interest expense on fixed rate manatory redeemable preferred shares	1,565

See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	For the Year Ended				From Inception(1) to November 30, 2014
	November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015
PER SHARE DATA:
Net asset value, beginning of period	$5.54	$7.40	$7.47	$17.35	$19.10	(1)(2)

Income (loss) from investment operations:
Net investment income (loss)(3)	(0.22)	(0.20)	(0.10)	(0.15)	(0.09)
Net realized and unrealized gain (loss)	0.55	(0.78)	0.91	(8.15)	(1.30)

Total from investment operations	0.33	(0.98)	0.81	(8.30)	(1.39)

Dividends and/or Distributions to Shareholders:
Return of capital	(0.67)	(0.88)	(0.88)	(1.58)	(0.32)

Total dividends and distributions to shareholders	(0.67)	(0.88)	(0.88)	(1.58)	(0.32)

Offering costs charged to paid in capital	—	—	—	—	(0.04)

Net asset value, end of period	$5.20	$5.54	$7.40	$7.47	$17.35

Market value, end of period(4)	$4.89	$5.37	$7.47	$7.29	$15.80

Total return, net asset value(5)	5.51%	(14.36)%	13.58%	(50.79)%	(7.64	)%(7)
Total return, market value(5)	2.36%	(17.77)%	17.48%	(47.24)%	(19.72	)%(7)

RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(6)	4.07%	3.40%	2.52%	2.28%	2.02	%(8)(9)
Ratio of net investment income (loss) to average net assets	(3.69)%	(2.86)%	(1.59)%	(1.20)%	(1.16	)%(8)(9)
Portfolio turnover rate	33%	20%	28%	20%	22	%(7)
Net assets, end of period (000’s)	$136,326	$144,955	$192,860	$194,066	$448,635
Borrowings, end of period (000’s)	$50,000	$50,000	$78,000	$94,500	$193,500
Mandatory redeemable preferred shares, end of period (000’s)	$35,000	$35,000	$—	$—	$—
Asset coverage, per $1,000 principal amount of borrowings(10)	$4,427	$4,599	$3,473	$3,054	$3,319
Asset coverage ratio on total leverage (borrowings and mandatory redeemable preferred shares)(11)	260%	271%	—%	—%	—%
Asset coverage, per $25 liquidation preference per share of mandatory redeemable preferred shares(12)	$65	$68	$—	$—	$—

(1)	The Fund commenced operations on June 25, 2014, the date which its initial public offering shares were issued.
(2)	Initial public offering price of $20.00 per share less sales load of $0.90.
(3)	Calculated based on average shares outstanding.
(4)	Closing Price – New York Stock Exchange.

See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

(5)

Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.

(6)

Ratio of total expenses to average net assets, before interest expense and before tax benefit (expense) was 2.17%, 2.09%, 1.97%, 1.84%, and 1.73% for the periods ended November 30, 2018, November 30, 2017, November 30, 2016, November 30, 2015, and November 30, 2014, respectively.

(7)	Not annualized.
(8)	Annualized.
(9)	Ratio is calculated starting June 30, 2014, the date the Fund began accruing expenses.
(10)

Represents value of net assets applicable to common stock plus the borrowings and mandatory redeemable preferred shares at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.

(11)

Represents value of net assets applicable to common stock plus the borrowings and mandatory redeemable preferred shares at the end of the period divided by the borrowings and mandatory redeemable preferred shares at the end of the period.

(12)

Represents value of net assets applicable to common stock plus the borrowings and mandatory redeemable preferred shares at the end of the period divided by the borrowings and mandatory redeemable preferred shares at the end of the period multiplied by $25.

See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2018

Note 1. Organization

Duff & Phelps Select MLP and Midstream Energy Fund Inc. (the “Fund”) is organized as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was incorporated as a Maryland corporation on March 28, 2014. The Fund’s initial public offering was on June 25, 2014, and the Fund commenced investment operations on June 30, 2014. The Fund’s investment objective is to seek a high level of total return resulting from a combination of current tax-deferred distributions and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Note 2. Significant Accounting Policies

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into and out of Level 3 at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”), (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage- backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Investment Income and Return of Capital Estimates

The Fund invests a portion of its assets in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the period ended November 30, 2018, the Fund estimates that 97% of the MLP distributions received will be treated as a return of capital.

D.	Federal and State Income Taxes

Due to the fact that the Fund invests primarily in MLPs, it cannot qualify as a Regulated Investment Company under current tax laws. Thus, the Fund is treated as a regular corporation, or “C” corporation, for U.S. income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at statutory rates applicable to “C” corporations at a flat rate of 22.2%. For periods ending after November 30, 2018, the Fund will be subject to a federal statutory rate of 21%. The Fund may also be subject to alternative minimum tax (AMT) to the extent that alternative minimum tax exceeds the Fund’s regular income tax liability. AMT was repealed for periods ending after November 30, 2018. In addition, as a “C” corporation, the Fund is subject to various state income taxes due to its investments in MLPs (state effective rate currently estimated at 2.27%, net of federal tax benefit). As a limited partner in the MLPs, the Fund includes its distributable share of the MLP’s taxable income in computing its own taxable income.

E.	Income Tax Accounting Policy

The Fund applies ASC 740 (Income Taxes) in computing the income tax provision. The Fund records deferred income taxes to reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, and (ii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based upon whether it is more likely than not that some portion or all of the deferred tax asset will not be realized. The Fund considers all positive and negative evidence in assessing any valuation allowance including the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating loss carryforward may expire unused. The Fund also accrues additional tax expense relating to uncertain tax positions and includes interest and penalties on such positions as a component of tax expense.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

F.	Distributions to Shareholders

Distributions to shareholders are declared and paid on a quarterly basis and are recorded on the ex-dividend date. The Fund uses a cash flow-based distribution approach in amounts based on the Fund’s net cash flow received from portfolio investments, i.e., cash distributions received from the Fund’s investments in MLPs less expenses.

The estimated character of the distributions paid will either be dividends (ordinary income eligible to be treated as qualified dividend income) or returns of capital. Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in amounts greater than the Fund’s current and accumulated earnings and profits will represent returns of capital to the extent of a shareholder’s basis in their common shares, and such distributions will correspondingly increase the realized gain upon the sale of their common shares (or decrease the realized loss). Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder’s tax basis in their common shares will generally be taxed as a capital gain. This estimate is based on the Fund’s operating results during the period. The Fund is unable to make a final determination as to the tax character of distributions until after the end of the calendar year when the Fund can determine earnings and profits for federal income tax purposes.

The Fund will inform shareholders of the final tax character of its distributions on Form 1099-DIV in February 2019. For the period ended November 30, 2018, we currently estimate that 100% of the distributions will be considered returns of capital for federal income tax purposes.

G.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

H.	Expenses

Expenses incurred together by the Fund and other affiliated open- and closed-end funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

I.	Regulation S-X

In August 2018, the Securities and Exchange Commission (“SEC”) adopted amendments to Regulation S-X which are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the information provided to investors. The amendments include eliminating the requirement to: separately state book basis components of net assets on the Statement of Assets & Liabilities; separately state the sources of distributions paid (except tax return of capital distributions must still be separately disclosed) on the Statements of Changes in Net Assets; and state the book basis amount of undistributed net investment income on the Statements of Changes in Net Assets.

Note 3. Investment Advisory Fees and Related Party Transactions

A.	Adviser

Virtus Alternative Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser of the Fund. The Adviser supervises the Fund’s investment program and general operations of the Fund, including the Fund’s subadviser.

As compensation for its services to the Fund, the Adviser receives a monthly fee at an annual rate of 1.00% of the Fund’s average daily Managed Assets, which is calculated daily and paid monthly. “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding preferred stock, borrowings or other indebtedness entered into for the purpose of leverage).

B.	Subadviser

Duff & Phelps Investment Management Co. (“DPIM”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the Fund. The subadviser is responsible for the day-to-day portfolio management of the Fund for which they are paid a fee by the Adviser.

C.	Administration Services

($ reported in thousands)

Virtus Fund Services, LLC (“VFS”), an indirect wholly-owned subsidiary of Virtus, serves as the administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator an asset-based fee calculated on the Fund’s average daily managed assets. This fee is calculated daily and paid monthly.

For the period ended November 30, 2018, the Fund incurred administration fees totaling $245 which are included in the Statement of Operations within the line item “Administration and accounting fees.”

D.	Directors’ Fees

($ reported in thousands)

For the period ended November 30, 2018, the Fund incurred Directors’ fees totaling $160 which are included in the Statement of Operations within the line item “Directors’ fees and expenses.”

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

E.	Affiliated Shareholder

As of November 30, 2018, affiliates of Virtus Investment Partners, Inc. held 8,970 shares of the Fund, which represent 0.03% of shares of common stock outstanding. The shares may be sold at any time.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term investments) during the period ended November 30, 2018, were as follows:

Purchases	Sales
$78,095	$77,148

There were no purchases or sales of long-term U.S. Government and agency securities during the period ended November 30, 2018.

Note 5. Income Tax Information

($ reported in thousands)

The Fund’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Fund as of the period ended November 30, 2018. Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting and tax purposes. The Fund’s tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates.

The Fund’s income tax provision consists of the following as of November 30, 2018:

	Current tax expense (benefit)	Deferred tax expense (benefit)	Valuation Allowance expense (benefit)	Total tax expense (benefit)
Federal tax expense (benefit)	$—	$36,557	$(36,557)	$—
State tax expense (benefit)	—	1,045	(1,045)	—

Total tax expense (benefit)	$—	$37,602	$(37,602)	$—

The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) is as follows:

	Amount	Rate
Application of statutory income tax rate	$1,798	21.00%
State income taxes, net of federal benefit	194	2.27
Permanent differences, net	298	3.48
Effect of tax rate change(1)	35,189	411.01
Return to provision and other	123	1.43
Effect of valuation allowance	(37,602)	(439.19)

Total income tax expense (benefit)	$—	0.00%

(1)

The tax rate change listed in the table above is reflective of the change in deferred tax assets and liabilities due to the federal corporate tax rate change enacted by the Tax Reform Bill as of December 22, 2017 (date of enactment). For tax years beginning after December 31, 2017, corporations will be taxed at the flat rate of 21% and no longer subject to the alternative minimum tax.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

Components of the Fund’s net deferred tax asset (liability) as of November 30, 2018, are as follows:

Deferred tax asset:
Capital loss carryforward (tax basis)	$45,395
Net operating loss carryforward (tax basis)	15,044
AMT credit carryforward	25
Charitable contribution carryforward	22
Deferred Tax Liabilities:
Unrealized gain	(3,371)

Net deferred tax asset before valuation allowance	57,115

Less: Valuation allowance	(57,090)

Net deferred tax asset (liability)	$25

With regard to its investments in MLPs, the Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held, and to estimate their associated deferred tax benefit/liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit/liability which may have a material impact on the Fund’s NAV. Realization of the deferred tax assets and carryforwards are dependent, in part, on generating sufficient taxable income of the appropriate character prior to expiration of the loss carryforwards.

At November 30, 2018, the Fund had net operating loss carryforwards (“NOL”) available for federal income tax purposes of $64,653. The Tax Reform Bill eliminated the net operating loss carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any net operating losses arising in tax years ending after December 31, 2017. Therefore, net operating losses that may be generated by the Fund in the future are eligible to be carried forward indefinitely to offset income generated by the Fund in those years but are no longer eligible to be carried back. The Tax Reform Bill also established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. Additionally, as of November 30, 2018, the Fund had capital loss carryforwards of $195,088 which may be carried forward for 5 years. If not utilized, the capital loss will expire in years 2019 through 2023. The Fund has recorded a valuation allowance of $57,090 for the net deferred tax asset at November 30, 2018, except for the portion related to the AMT credit. Due to the Tax Reform Bill, starting with years beginning after December 31, 2017, AMT paid in prior years will either be refunded or be available as a credit against future income taxes.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. All tax years since inception remain open and subject to examination by tax jurisdictions. Currently, the Fund is not under IRS examination. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

At November 30, 2018, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$206,293	$30,408	$(15,911)	$14,497

The differences between the book basis and tax basis of unrealized appreciation (depreciation) and the cost of investments is primarily attributable to MLP earnings and basis adjustments.

Note 6. Indemnifications

Under the Fund’s organizational documents, its Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

Note 7. Capital Transactions

At November 30, 2018, the Fund had one class of common stock, par value $0.001 per share, of which 100,000,000 shares are authorized and 26,208,607 shares are outstanding. Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended November 30, 2018 and November 30, 2017, there were 60,763 and 71,683 shares issued pursuant to the Plan, respectively.

Note 8. Fixed Rate Mandatory Redeemable Preferred Shares

On February 8, 2017, the Fund issued 1,400,000 Mandatory Redeemable Preferred Shares (“MRP Shares”) in two series each with a liquidation preference of $25.00 per share. Proceeds from the issuances were used to reduce the size of the Fund’s outstanding loan under its credit agreement and to make additional investments.

Key terms of each series of MRP Shares at November 30, 2018, are as follows:

Series	Shares Outstanding	Liquidation Preference	Rate	Mandatory Redemption Date
A	400,000	$10,000,000	4.02%	2/08/2022
B	1,000,000	25,000,000	4.65%	2/08/2027

Total	1,400,000	$35,000,000

The Fund incurred costs in connection with the issuance of the MRP Shares. These costs were recorded as a deferred charge and are being amortized over the respective life of each series of MRP Shares. Amortization expense of these deferred offering costs of $73,245 is included under the caption “Amortization of offering costs on preferred shares” on the Statement of

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

Operations and the unamortized balance is deducted from the carrying amount of the MRP Shares under the caption “Fixed rate mandatory redeemable preferred shares” on the Statement of Assets and Liabilities.

Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date which is the last day of each of March, June, September and December. These dividend payments are shown on the Statement of Operations under the caption “Interest expense on mandatory redeemable preferred shares.”

MRP Shares are subject to optional and mandatory redemption by the Fund in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium (which varies based on the date of redemption). The MRP Shares are not listed on any exchange or automated quotation system. The fair value of the MRP Shares is estimated to be their liquidation preference. The MRP Shares are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders and could trigger the mandatory redemption of the MRP Shares at liquidation value.

In general, the holders of the MRP Shares and of the Common Stock have equal voting rights of one vote per share. The holders of the MRP Shares are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the MRP Shares and the Common Stock.

Note 9. Borrowings

($ reported in thousands)

On July 20, 2018, the Fund renewed its Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $66,000 (“Commitment Amount”). Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at London Interbank Offered Rate (“LIBOR”) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is outstanding as a loan to the Fund. There were no commitment fees paid or accrued for the period ended November 30, 2018. The Agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent and the approval of the Board. The Agreement can also be converted into a 179 day fixed term facility, one time at the Fund’s option. For the period ended November 30, 2018, the average daily borrowings under the Agreement and the weighted daily average interest rate were $50,000 and 2.73%, respectively. At November 30, 2018, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$50,000	3.175%

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

Note 10. Credit Risk and Asset Concentrations

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

The Fund’s investments are concentrated in the energy sector and may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Fund than on an investment company that does not concentrate in the sector. The performance of the securities in the energy sector may lag the performance of other industries or the broader market as a whole.

The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.

Note 11. Regulatory Matters and Litigation

From time to time, the Adviser, DPIM and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

Note 12. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Duff & Phelps Select MLP and Midstream Energy Fund Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Duff & Phelps Select MLP and Midstream Energy Fund Inc. (the “Fund”) as of November 30, 2018, the related statements of operations and cash flows for the year ended November 30, 2018, the statement of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 22, 2019

We have served as the auditor of one or more closed-end investment companies affiliated with Virtus Investment Partners, Inc. or its predecessors since at least 1990. We have not been able to determine the specific year we began serving as auditor.

CERTIFICATION

The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting. The Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

KEY INFORMATION

Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.

REINVESTMENT PLAN

The Automatic Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan. If shares are held at a brokerage firm, contact your broker about participation in the Plan.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF DIRECTORS (DSE)

The Board of Directors (the “Board”) of Duff & Phelps Select MLP and Midstream Energy Fund Inc. (the “Fund”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Alternative Investment Advisers, Inc. (“VAIA”) and of the subadvisory agreement with Duff & Phelps Investment Management Co. (the “Subadviser”) (the “Subadvisory Agreement”) (together with the Advisory Agreement, the “Agreements”). At an in-person meeting held on November 13, 2018, the Board, including a majority of the Directors who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Directors”) considered and approved the continuation of each Agreement due for renewal, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VAIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to evaluate each of the Agreements. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VAIA and the Subadviser, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadviser with respect to the Fund. The Board noted the affiliation of the Subadviser with VAIA, and potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. The Board considered all factors that it considered relevant, including those discussed below. The Board did not identify any one factor as all-important or controlling, and each Director attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in executive sessions with its independent legal counsel at which no representatives of VAIA or the Subadviser were present.

Nature, Extent and Quality of Services

The Directors received in advance of the meeting various data and information regarding the nature, extent and quality of the services provided under the Agreements, including responses by VAIA and the Subadviser to detailed requests submitted by independent legal counsel to the Independent Directors on their behalf. The Directors also previously had received presentations by VAIA’s and the Subadviser’s senior management personnel. The responses to the information requests and the presentations included, among other things, information about the: background, experience and investment philosophy of senior management and investment personnel responsible for managing the Fund; resources, operations and compliance structure of VAIA and the Subadviser; and investment process, investment strategies, personnel, compliance procedures, and overall performance of VAIA and the Subadviser.

In considering the Agreement with VAIA, the Board considered VAIA’s process for supervising and managing the Subadviser, including: (a) VAIA’s ability to select and monitor the Subadviser;(b) VAIA’s ability to provide the services necessary to monitor the Subadviser’s compliance with the Fund’s investment objectives, policies and restrictions, as well as to provide other oversight activities; and (c) VAIA’s ability and willingness to identify instances in which the Subadviser should be replaced and to carry out the required changes. The Directors also considered: (a) the experience and capability of VAIA’s management and other personnel; (b) the financial condition of VAIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VAIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF DIRECTORS (DSE) (Continued)

and other services provided by VAIA and its affiliates to the Fund; (e) VAIA’s supervision of the Fund’s other service providers; and (f) VAIA’s risk management processes. It was noted that an affiliate of VAIA serves as administrator to the Fund. The Board also took into account its knowledge of VAIA’s management and the quality of the performance of VAIA’s duties, as well as information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the services provided by the Subadviser, the Board considered information provided to the Board by the Subadviser, including the Subadviser’s Form ADV, as well as information provided throughout the past year. The Board noted that the Subadviser provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VAIA’s and the Subadviser’s management of the Fund must be carried out in accordance with the Fund’s investment objectives, policies and restrictions. The Board considered the Subadviser’s portfolio management services, including: (a) the scope of its operations; (b) its portfolio management capabilities; (c) the breadth and depth of its management, investment and research personnel; and (d) the various support services that it provides to the Fund. The Board considered the investment management process and strategies employed by the Subadviser, and experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund. The Board also considered the: (a) quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (b) Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including the fact that the Subadviser was not currently involved in any regulatory actions, investigations, or material litigation.

Investment Performance

The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Fund prepared by Broadridge Financial Solutions, Inc., an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented the Fund’s performance relative to a peer group of other closed-end funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s investment strategies. The Board noted VAIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.

The Board considered that the Fund’s performance for the year-to-date and 1-year periods ended June 30, 2018 was above the median of the Performance Universe for the same periods and below the median of the Performance Universe for the 3-year period ended June 30, 2018. The Board also considered that the Fund outperformed its benchmark for the year-to-date and 1-year periods ended June 30, 2018 and underperformed its benchmark for the 3-year period ended June 30, 2018. The Directors discussed the Fund’s underperformance and the reasons therefor among themselves and with management, and noted that the Fund’s long-term performance has been adversely affected by significant underperformance in 2014 and 2015.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF DIRECTORS (DSE) (Continued)

Management Fees and Total Expenses

The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that the subadvisory fee was paid by VAIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VAIA after payment of the subadvisory fee. The Directors also considered the fee rates payable by accounts and funds managed by the Subadviser.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. The Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Group.

The Board noted that the Fund’s contractual management fees were equal to the median of the Expense Group, and that the Fund’s actual total expenses were above the median of the Expense Group.

Profitability

The Board also considered certain information relating to profitability that had been provided by VAIA. In this regard, the Board considered information regarding the overall profitability of VAIA for its management of the Fund, as well as its profits and those of its affiliates for managing and providing other services to the Fund, such as administrative services provided to the Fund by a VAIA affiliate. In addition to the fees paid to VAIA and its affiliates, including the Subadviser, the Board considered other benefits derived by VAIA or its affiliates from their relationship with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VAIA and its affiliates from the Fund was within a reasonable range in light of the quality of the services rendered to the Fund by VAIA and its affiliates, and other factors considered.

In considering the profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fees payable under the Subadvisory Agreement are paid by VAIA out of the fees that VAIA receives under the Advisory Agreement, and not by the Fund. In considering the fees payable by VAIA to the Subadviser, the Board noted that, because the Subadviser is an affiliate of VAIA, its profitability might be directly or indirectly shared by VAIA and, therefore, the Board considered the profitability of VAIA and the Subadviser together. For each of the above reasons, the Board concluded that the profitability to the Subadviser and its affiliates from their relationship with the Fund was not a material factor in approval of the Subadvisory Agreement.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund’s assets grow, and whether the fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board noted that economies of scale may develop for certain funds as their assets increase and their fixed fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to increase substantially their asset base as do open-end funds.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF DIRECTORS (DSE) (Continued)

The Board also considered the advisory fee rate in relation to the current asset size of the Fund, and whether any economies of scale exist at that size. The Board concluded that, given the Fund’s closed-end structure, no changes to the Fund’s advisory and subadvisory fee structure were necessary or advisable at this time. The Board agreed that it would be appropriate to monitor this matter in the event that the assets of the Fund were to increase substantially via a secondary or rights offering, capital appreciation, reinvested dividends, the use of leverage or some other means.

Other Factors

The Board considered information regarding potential “fallout” or ancillary benefits that may be realized by VAIA, the Subadviser and their respective affiliates as a result of their relationships with the Fund. The Board noted that an affiliate of VAIA provides administrative services to the Fund. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VAIA, there are no other direct benefits received by the Subadviser in providing investment advisory services to the Fund, other than the fee earned under the Subadvisory Agreement.

The Directors concluded that potential “fallout” benefits that VAIA and the Subadviser may receive, such as greater name recognition or increased ability to obtain research and brokerage services, as applicable, may, in some cases, benefit the Fund.

Conclusion

After considering all factors that it considered relevant, the Board, including a majority of the Independent Directors, approved the Agreements with respect to the Fund.

DIVIDEND REINVESTMENT PLAN

It is the policy of Duff & Phelps Select Energy MLP Fund Inc. (the “Fund”) to automatically reinvest distributions payable to holders (“Common Stockholders”) of the Fund’s shares of common stock, $0.001 par value (“Common Stock”). A “registered” Common Stockholder automatically becomes a participant in the Fund’s Automatic Reinvestment and Cash Purchase Plan (the “Plan”). The Plan authorizes the Fund to credit all shares of Common Stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered Common Stockholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered Common Stockholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-866-270-7788. In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name. When a distribution is declared, nonparticipants in the Plan will receive cash. Participants in the Plan will receive shares of the Fund valued as described below.

If on the payable date of the distribution, the market price of the Fund’s Common Stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the participant in the open market, on the NYSE or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the Common Stock, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the SEC may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.

The automatic reinvestment of distributions will not relieve participants of any income tax which may be payable on such distributions. If you participate in the Plan, you will receive a Form 1099-DIV concerning the federal income tax status of distributions paid to you during the year.

As a participant in the Plan you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each participant will pay a pro rata share of brokerage

DIVIDEND REINVESTMENT PLAN (Continued)

commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.

Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to Common Stockholders for such cash purchases. The Plan Administrator’s fee will be paid by the Fund. However, each participating Common Stockholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078.

Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S. bank account. If a participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-866-270-7788.

Common Stockholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.

Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-866-270-7788.

For more information regarding the Plan, please contact the Plan Administrator at 1-866-270-7788 or visit our website at Virtus.com.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days written notice to participants in the Plan.

FUND MANAGEMENT TABLES

Information pertaining to the Directors and Officers of the Company as of the date of the issuance of this report is set forth below.

The address of each individual, unless otherwise noted, is c/o Duff & Phelps Select MLP and Midstream Energy Fund Inc., One Financial Plaza, Hartford, CT 06103.

Disinterested Directors

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
Philip R. McLoughlin YOB: 1946 Elected: 2014, Class III Chairman 78 Portfolios	Private investor (since 2010); Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Director and Chairman (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (58 portfolios).
William R. Moyer YOB: 1944 Elected: 2014, Class II 4 Portfolios	Private investor (since 2004); Financial and Operations Principal (2006-2017), Newcastle Distributors LLC (broker dealer); Director (since 2016), Virtus Global Dividend & Income Fund Inc.; Director (since 2017), Virtus Total Return Fund Inc.; Trustee (2013 to 2016), Virtus Alternative Solutions Trust; Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2011), Virtus Global Multi-Sector Income Fund; and Director and Treasurer (since 1986), CT Invention Convention.
James M. Oates YOB: 1946 Elected: 2014, Class II 74 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Chairman (2005 to 2017) and Trustee (since 2005), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (58 portfolios).
James B. Rogers, Jr. YOB: 1942 Elected: 2016, Class I 4 Portfolios	Director (since 1986), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee/Director (since 2016), Virtus Global Multi-Sector Income Fund and Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2018), Ocean Capital Advisors, Sirius International Insurance Group, Ltd., and Quantum Digital Asset Management Pte. Ltd; Independent Director (since 2017), JSC AgroGard-Finance; Non-Executive Director (since 2016), Crusader Resources Limited; Director (since 2014), First China Financial Network Holdings Limited; Director (since 2014), Phos Agro; Director (since 2012), Spanish Mountain Gold Limited; Director (since 2011), Genagro Services, Ltd.; Director (2013 to 2014), FAB Universal Corp.; Director (since 2009), 2009 Holdings Pte Ltd.; Chairman (since 2007), Beeland Enterprises Inc.; Director (since 2007), Beeland Holdings Pte Ltd.; and Chairman (since 1980), Beeland Interests (Media and Investments).

FUND MANAGEMENT TABLES (Continued)

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
R. Keith Walton YOB: 1964 Elected: 2016, Class I 4 Portfolios	Vice President (2013 to 2017), Strategy, Arizona State University; Vice President (2011 to 2013), Global Government & Affairs, Alcoa; Senior Managing Director (2010), BSE Management LLC; Principal and Chief Administrative Officer (2007 to 2009), Global Infrastructure Partners; Trustee/Director (since 2016), Virtus Global Multi-Sector Income Fund and Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2004), Virtus Total Return Fund Inc.; Director (since 2013), Virtus Global Dividend & Income Fund Inc.; and Director (since 2006), Blue Crest Capital Management Funds.
Brian T. Zino YOB: 1952 Elected: 2016, Class I 4 Portfolios	Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2014), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee, Bentley University (since 2011); Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

Interested Director

The individual listed below is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
George R. Aylward* Trustee and President YOB: 1964 Elected: 2014, Class III 75 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (one portfolio); Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006), Virtus Mutual Fund Family (58 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.

*

Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

FUND MANAGEMENT TABLES (Continued)

Advisory Board Member

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
William H. Wright II YOB: 1960 Advisory Member Appointed: 2016	Director (since 1999) and Chairman (since 2010), Josiah Macy Foundation; Director of Mount Sinai Health Systems (since 1999); Managing Director of Morgan Stanley (1982 to 2010); Member of Yale University Council (2001 to 2012); Chairman of the Board of Yale Alumni Fund (2004 to 2006); Director (2013 to 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.

Officers Who Are Not Directors

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2011 to 2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2017) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I and Virtus ETF Trust II.

FUND MANAGEMENT TABLES (Continued)

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
William Renahan YOB: 1969	Vice President, Chief Legal Officer, and Secretary since 2012.	Vice President, Chief Legal Officer, and Secretary of various Virtus-affiliated and Duff & Phelps closed-end funds (since 2012); Secretary (since 2014) and General Counsel (since 2015) of Duff & Phelps Investment Management Co.; and Managing Director, Legg Mason, Inc. and predecessor firms (1999 to 2012).

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.

101 Munson Street

Greenfield, MA 01301-9668

Board of Directors

George R. Aylward

Philip R. McLoughlin, Chairman

William R. Moyer

James M. Oates

James B. Rogers, Jr.

R. Keith Walton

Brian T. Zino

William H. Wright II, Advisory Member

Officers

George R. Aylward, President and Chief Executive Officer

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Nancy J. Engberg, Senior Vice President and Chief Compliance Officer

William Renahan, Vice President, Chief Legal Officer and Secretary

Investment Adviser

Virtus Alternative Investment Advisers, Inc.

One Financial Plaza

Hartford, CT 06103

Administrator

Virtus Fund Services, LLC

One Financial Plaza

Hartford, CT 06103

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286-1048

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

Transfer Agent

Computershare Trust Company NA

P.O. Box 43078

Providence, RI 02940-3078

Fund Counsel

Sullivan & Worcester LLP

1666 K Street, NW

7th Floor

Washington, DC 20006

How to Contact Us

Shareholder Services    1-866-270-7788

Website                          www.Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus.com

or visit Virtus.com.

8566	01-19

c/o Computershare Investor Services

P.O. Box 43078

Providence, RI 02940

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Brian T. Zino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $34,760 for 2018 and $43,777 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $3,781 for 2018 and $2,411 for 2017. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $99,339 for 2018 and $89,766 for 2017.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2017.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Duff & Phelps Select MLP and Midstream Energy Fund Inc. (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. Brian Zino, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed is each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $103,120 for 2018 and $92,177* for 2017.

*	Prior year fees were restated to remove non-audit fees paid by affiliated registrants not requested by the item.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Philip R. McLoughlin, William R. Moyer, Brian T. Zino, R. Keith Walton, James B. Rogers and James M. Oates.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

POLICY REGARDING PROXY VOTING

The Boards of the Funds1 have adopted this Policy to govern the exercise of stock ownership rights with respect to Fund Portfolio Holdings.

I.	Definitions. As used in this Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to the primary adviser of each registered investment company covered by this policy.

B.	“Board” refers to the Boards of Trustees or Directors of the Funds (collectively, the “Fund”).

C.

“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.

“Delegate” refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by an Adviser or Subadviser to vote proxies on behalf of such delegated entity.

E.	“Management Matters” refers to stock option plans and other management compensation issues.

F.	“Portfolio Holding” refers to any company or entity whose securities are held within the investment portfolio(s) of one or more of the Funds as of the date a proxy is solicited.

G.

“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

H.	“Social Issues” refers to social and environmental issues.

I.	“Subadviser” refers, individually or collectively, to each registered investment adviser that serves as investment subadviser to one or more of the Fund.

J.	“Subadviser Procedures” shall have such meaning as described in Article IV, Section C hereof.

K.	“Takeover” refers to hostile or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.

General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and

[1]

Funds include Virtus Alternative Solutions Trust, Virtus Asset Trust, Virtus Equity Trust, Virtus Opportunities Trust, Virtus Retirement Trust, Virtus Global Multi-Sector Income Fund, Virtus Variable Insurance Trust, Duff & Phelps Select Energy MLP Fund, Inc., Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.

Tab 12

vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interest in voting proxies and address any such conflict of interest in accordance with this Policy.

III.	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.

In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.

In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.

In analyzing shareholder proposals, the Delegate shall vote on a case-by-case basis taking into consideration such factors as whether implementation of the proposal is likely to enhance or protect shareholder value; whether the issue(s) presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation; if the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal; whether the proposal’s request is unduly burdensome or overly prescriptive; whether any increase in disclosure or transparency requested would have a deleterious impact; and whether the company’s current approach to the issue(s) presented are comparative to current industry practice.

Tab 12

IV.	Delegation.

A.

In the absence of a specific direction to the contrary from the Board of the Fund, the Adviser or Sub-adviser that is managing a Fund is responsible for voting proxies for all Portfolio Holdings of such Fund in accordance with this Policy, or for delegating such responsibility as described below.

B.

The Adviser and any Subadviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

C.

With regard to each Fund for which there is a duly appointed Subadviser to whom the Adviser has delegated authority to vote proxies for Portfolio Holdings, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Articles II, III and V of this Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures (“Subadviser Procedures”) provided that the Adviser must have reviewed the Subadviser Procedures and determined them to be reasonably designed to further the best economic interests of the affected Fund shareholders. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Policy.

D.	With regard to each Fund for which there is a duly appointed Subadviser, the Adviser may retain responsibility for voting any and/or all applicable proxies.

V.	Conflicts of Interest.

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Subadviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstain; (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing Delegate; (v) vote shares in the same proportion as the vote of all other holders of shares of such issuer; or (vi) the Adviser may vote proxies where the subadviser has a direct conflict of interest.

B.

Each Adviser or Subadviser that is managing a Fund shall promptly notify the Chief Compliance Officer of the Fund (or, in the case of a Subadviser, the Chief Compliance Officer of the Adviser) in the event that any actual or potential conflict of interest is identified, and provide the Adviser’s or Subadviser’s recommendations for protecting the

Tab 12

best interests of Fund’s shareholders. No Adviser (or Subadviser) shall waive any conflict of interest or vote any conflicted proxies without the prior approval of the Fund CCO or the Board (or the Executive Committee thereof) pursuant to section C of this Article.

C.

In the event that a determination, authorization or waiver under this Policy is requested at a time other than a regularly scheduled meeting of the Board, the Fund CCO shall be empowered with the power and responsibility to interpret and apply this Policy and provide a report of his or her determination(s), authorization(s) or waiver(s) at the next following meeting of the Board.

VI.	Miscellaneous.

A.

A copy of the current Policy Regarding Proxy Voting and the voting records for each Fund (Form N-PX) shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website. The Fund shall provide a copy of its most recent Form N-PX filing to any shareholder within three business days of receipt of such request.

B.

The Fund CCO shall present a report of any material deviations from this Policy at the next regularly scheduled meeting of the Board and shall provide such other reports as the Board may request from time to time. Each Adviser and/or Subadviser shall provide to the Fund a record of its effectuation of proxy voting pursuant to this Policy at such times and in such format or medium as the Fund shall reasonably request. Each Adviser and each affected Subadviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rules 204-2 and 206(4)-6 under the Investment Advisers Act of 1940 (the “1940 Act”), as amended. Each Adviser and/or Subadviser shall gather, collate and present information relating to the proxy voting activities of itself and/or its Delegate(s) in such format and medium as the Fund shall request in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act.

C.

Each Adviser and/or each affected Subadviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and for providing records to the Fund in appropriate detail and format to facilitate its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act

D.

Each Adviser or Subadviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser or Subadviser, as the case may be. In performing its duties hereunder, the Adviser or Subadviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

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Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Duff & Phelps Investment Management Co. Portfolio Management Team

David D. Grumhaus, Jr.

David Grumhaus is an Executive Managing Director and Senior Portfolio Manager with Duff & Phelps’ utility equity team, and leads the firm’s master limited partnership effort. He is also co-portfolio manager of the Virtus Duff & Phelps Select MLP and Energy Fund. Prior to joining Duff & Phelps in 2014, Mr. Grumhaus served as a portfolio manager and director of research for Copia Capital, LLC. Previously, he was an investment banker for Goldman, Sachs & Co., as well as William Blair & Company, LLC.

Charles Georgas, CFA

Charles Georgas is a Managing Director at Duff & Phelps Investment Management and co-portfolio manager of the Duff & Phelps Select MLP and Midstream Energy Fund, Virtus Duff & Phelps Select MLP and Energy Fund and the Midstream MLP Total Return Strategy, Mr. Georgas concentrates his research on the midstream energy MLP sector. Prior to joining Duff & Phelps Investment Management in 2008, he was a Senior Equity Analyst covering the consumer sector of Marquis Investment Research. Mr. Georgas’s work experience within the investment industry includes eight years in the hedge fund industry.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of November 30, 2017, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
David D. Grumhaus, Jr.	Registered Investment Companies:	1	4,500,000	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

Charles Georgas	Registered Investment Companies:	1	4,500,000	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus, along with its affiliated investment management firms, including Duff & Phelps, Newfleet, and Kayne (collectively, “Virtus”), is committed to attracting and retaining the highest caliber employees and investment talent. The company’s compensation and benefits program is comprehensive and designed to reward performance and commitment to our shareholders. Virtus personnel receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus corporate board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of Virtus’ compensation structure.

•

Base Salary – Each individual is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

•

Incentive Bonus – Incentive bonus pools for non-investment personnel are generally based upon overall Virtus profitability. Annual incentive payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in Virtus RSUs.

•	Other Benefits – Employees are also eligible to participate in broad-based plans offered by Virtus, including 401(k), health, and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance. The Fund Chief Compliance Officer reports any “Whistle Blower” complaints involving the Funds to the Audit Committee(s) of the applicable Fund Board(s) on a quarterly basis. As both the Virtus and the Fund Procedures prohibit inappropriate retaliation against employees, there are no current plans to amend these Procedures.

(a)(4)	Disclosure of Securities Ownership

“Beneficial ownership” should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).]

For the most recently completed fiscal year ended November 30, 2018, beneficial ownership of shares of the Fund by Messrs. Grumhaus and Georgas are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
David Grumhaus	$50,001 - $100,000
Charles Georgas	$10,001 - $50,000

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Duff & Phelps Select MLP and Midstream Energy Fund Inc.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President (principal executive officer)

Date	2/08/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President (principal executive officer)

Date	2/08/2019

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer (principal financial officer)

Date	2/08/2019

*	Print the name and title of each signing officer under his or her signature.